UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2010

CENTRACAN INCORPORATED
(Exact name of registrant as specified in its charter)

Florida	000-52910	65-0736042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL	32953
(Address of principal executive offices)	(Zip Code)

(321) 735-0558
(Registrant’s telephone number, including area code)

  Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Tel.: (732) 409-1212
Fax: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

The Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Centracan,” or the “Company” refer to Centracan Incorporated, a Florida corporation.

Item 1.01.  Entry into a Material Definitive Agreement.

On May 11, 2010, the Company acquired a sustainable products technology company in accordance with a share exchange agreement, (the “Exchange Agreement”), by and among the Company, Jerome Goubeaux (“Goubeaux”), an individual with an address at c/o Olshan Grundman Frome et al., 65 East 55th Street, New York, NY 10022 and acting in both his capacity as the Chief Executive Officer of Centracan and as an agent for Robert Frome (“Frome”) and MF Greenberg Investment Trust (“MF Greenberg,” and together with Frome, the “Majority Shareholders”), EcoReady Corporation, a Nevada corporation (hereinafter referred to as “EcoReady”) and the shareholders of EcoReady (the “EcoReady Shareholders”). The closing of the transaction (the “Closing”) took place on May 11, 2010 (the “Closing Date”). On the Closing Date, pursuant to the terms of the Exchange Agreement, we acquired all of the outstanding shares (the “EcoReady Shares”) of EcoReady from the EcoReady Shareholders; and the EcoReady Shareholders transferred and contributed all of their EcoReady Shares to us. In exchange, we issued to the EcoReady Shareholders, their designees or assigns, 29,000,000 shares (the “Exchange Shares”) or approximately 95.7% of the shares of common stock of the Company issued and outstanding after the Closing (the “Share Exchange”).  In addition, EcoReady shall pay $150,000 (the “Additional Consideration”) to the Majority Shareholders.  Of such amount, $100,000 was paid on the Closing Date and the remaining $50,000 shall be paid in the form of two $25,000 EcoReady promissory notes in favor of Michael Farkas and Frome, respectively, bearing no interest, to be satisfied within 45 days of the Closing Date.

Pursuant to the Exchange Agreement, EcoReady became a wholly-owned subsidiary of the Company. The board of directors of the Company approved the Exchange Agreement and the transactions contemplated under the Exchange Agreement. The sole director of EcoReady approved the Exchange Agreement and the transactions contemplated hereunder.

As a condition of the Share Exchange, Goubeaux and Ken Roberts (“Roberts”) resigned from their respective officer positions of the Company and Boris Rubizhevsky (“Rubizhevsky”) was appointed as the Company’s Chief Executive Officer and Chief Financial Officer.  As a further condition to the Share Exchange, Goubeaux and Roberts resigned from the board of directors of the Company and Rubizhevsky was appointed as the new sole director upon effectiveness of an information statement required by Rule 14f-1, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Immediately after the Share Exchange, we entered into a subscription agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”) for the issuance and sale of (i) up to $1,600,000 of principal amount (“Principal Amount”) secured promissory notes of the Company (“Note or “Notes”), a form of which is attached hereto as Exhibit 4.1, convertible into shares of the Company’s common stock, par value $0.001, (the “Common Stock”) at a per share conversion price as set forth in the Notes; and (ii) Class A and Class B Warrants (collectively, the “Warrants”) in the forms attached hereto as Exhibit 4.2, to purchase shares of the Company’s Common Stock (the “Warrant Shares”) (the “Offering”).

The Share Exchange transaction is discussed more fully in Section 2.01 of this Current Report on Form 8-K.  The information therein is hereby incorporated in this Section 1.01 by reference.  The description of the transactions contemplated by the Exchange Agreement and the Subscription Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

CLOSING OF EXCHANGE AGREEMENT

As described in Item 1.01 above, on May 11, 2010, we acquired EcoReady, a Nevada corporation, which is in the business of providing sustainable technology products, in accordance with the Exchange Agreement.   On the Closing Date, pursuant to the terms of the Exchange Agreement, we acquired all the EcoReady Shares from the EcoReady Shareholders and the EcoReady Shareholders transferred and contributed all of their EcoReady Shares to us.  In exchange, we issued a total of 29,000,000 shares of common stock to the EcoReady Shareholders, their designees or assigns, which totals approximately 95.7% of the issued and outstanding shares of the Company’s Common Stock on a fully-diluted basis as of and immediately after the Closing of the Share Exchange.

On the Closing Date, EcoReady became a wholly-owned subsidiary of the Company.  The Company’s board of directors approved the Share Exchange Agreement and the transactions contemplated under the Share Exchange Agreement.  Immediately following the closing of the Share Exchange, the Company changed their business plan to that of EcoReady’s business.

EcoReady was incorporated in Nevada in November 2009.  The business was initiated by Boris Rubizhevsky, with the intention of creating a technology company that would focus on “green” products and technologies, with initial product being PerfPowerTM alkaline batteries manufactured without lead, cadmium and mercury as well as offering free recycling.

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act immediately before the completion of the Share Exchange).  Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting the Company’s Common Stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange, with such information reflecting the Company and its securities upon consummation of the Share Exchange.

BUSINESS

History

EcoReady was incorporated in Nevada in November 2009. The business was initiated by Boris Rubizhevsky with the intention of creating a technology company focused on “green” products and technologies.  The Company’s initial product for distribution is the PerfPower alkaline batteries, manufactured without lead, cadmium or mercury.  The Company will also offer free recycling of its battery products.

Overview

EcoReady Corporation is a technology company that offers sustainable solutions to the commercial and retail customers with a new generation of sustainable electronics products. Initial products offered by the Company consist of alkaline batteries and a new generation of efficient outdoor lighting fixtures.

The “green” or sustainable technology industry is one of the fastest growing business segments in the world. The current growth rates show that there is a strong demand for sustainable technologies, products and services.

“Sustainability is here to stay, and clearly, our research shows that LOHAS (Lifestyles Of Health And Sustainability) consumers are important consumers for consumer products manufacturers and retailers to attract to their brands and stores,” said Todd Hale, senior vice president of Consumer & Shopper Insights. Projected U.S. sales of LOHAS products are over $400 billion in 2010.

EcoReady will offer innovative products as well as use patented technologies to address the targeted markets that today offer very little to the eco-conscious consumers. In doing so, EcoReady will:

(1)	Contribute to the reduction of use of electric energy for lighting purposes;
(2)	Play a major role in the reduction of hazardous waste in landfills;
(3)	Contribute to the mitigation of global warming through reduction of carbon emissions; and
(4)	Provide an attractive return for its investors.

EcoReady has established a business plan to enter the “green power” market.  The plan is based on the launch of initial products that are manufactured utilizing latest eco-conscious technologies and sold through a worldwide network of agents and distributors.

The EcoReady management team is comprised of seasoned executives with strong backgrounds in business development, sales, marketing and managing. These skills will complement the strengths of each senior manager to maximize the outcome of the day-to-day operations as well as keeping focus on the original corporate vision and ensure future growth of the company.

EcoReady’s objective is to capture 3% - 5% in each of the target markets that EcoReady products are being offered in.

Background

EcoReady was organized as a joint venture company with Perf Go Green Holdings (“Perf Go-Green”), a company in the business of supplying biodegradable plastic products to commercial and retail sectors. Perf Go-Green has already established itself as an innovative sustainable products supplier to these business sectors.  EcoReady plans to brand its battery products under the PerfPower™ Go-Green™ label. EcoReady has filed trademark claims for the Go-Green and owns the PerfPowerTM trademark.

EcoReady sells a complete line of PerfPowerTM alkaline batteries that offer competitive pricing, high performance and green components such as recycled and recyclable materials. One of the differentiating factors of PerfPowerTM batteries is that they will be sold with a unique free recycling initiative that is unparalleled in the battery market. By offering a free recycling kit valued at $16.95 for the consumer and $99 for a commercial account, EcoReady will become the market leader in this new recycling alkaline batteries category. This will be the first true “cradle-to-cradle” alkaline battery initiative in the marketplace.

The Company, through its subsidiary’s 40% ownership in an outdoor lighting technology company also will offer a complete line of cutting-edge, high-efficiency lighting systems for roadway and area-lighting applications, as well as specialty LED and safety lighting products. These fixtures utilizing proprietary technology will offer:

●
Dramatically reduced energy use - Patented electronic ballasts used in these light fixtures provide immediate and measurable reductions in energy use, much lower lifetime operating costs and extremely rapid payback based on energy savings alone;

●
Lower maintenance costs – simple, elegant, cutting-edge designs and an intense focus on quality, results in products with longer lifetimes, lower failure rates and greatly improved tolerance for harsh environments such as vibration, moisture and impact; and

●	Simple, fast and error-free installation.

EcoReady is considering introducing compact fluorescent lights (CFL) light bulbs for the residential and commercial markets. These bulbs will offer energy saving solutions, longer life and will contain patent protected structure to facilitate that no mercury used to operate these bulbs gets into the environment.

EcoReady is also considering using its market reach to introduce “green energy” charging devices that can be used for emergency charging of cell phones and portable gaming devices.

Battery Market

The disposable battery market is an $8 billion industry with products sold in all classes of trade throughout the U.S. The mass retailer, drug store, electronic specialty retailer and supermarkets dominate the sales of the primary disposable dry cell alkaline batteries. Despite the current economic slowdown, the electronic device market is still booming, ensuring sustainable growth for the battery market.

The battery market is comprised of alkaline and lithium ion batteries. Alkaline batteries are dependable and available in many types of battery sizes and capacities and it is in this market that EcoReady will focus its attention.

Lithium batteries are designed as the new disposable battery option for the many new high drain electronic devices such as digital cameras, hand-held game consoles and MP3 players. When used in these devices lithium ion batteries last longer than the alkaline models. However, these batteries are considered to be volatile and cannot be shipped on aircraft according to the Department of Transportation (D.O.T.). Lithium batteries are considerably more expensive than alkaline batteries. The huge potential of electronic devices is driving the battery market - both rechargeable and disposable - to greater growth than ever before.

Lightbulb Market

The United States, which has four billion incandescent electric lights bulbs currently in use, represents about one-third of the world market of about 12 billion bulbs sold worldwide.  There were an estimated 250 million CFL bulbs sold in the U.S. in 2008.

Incandescent bulbs, while offering high quality of light, are extremely inefficient in converting electrical energy into light output.  CFL bulbs are about 3-times more efficient than incandescent bulbs, but offer poorer quality of light, contain mercury and present disposal challenges.  The mercury content in the average CFL bulb -- now about 5 milligrams -- would fit on the tip of a ballpoint pen, according to the U.S. Environmental Protection Agency. Manufacturers have committed to cap the amount in most CFLs to 5-6 milligrams per bulb.

EcoReady CFL bulbs are designed to provide a layer of protection to the consumer when the bulb breaks and also to recyclers processing bulbs at their facilities.  To further minimize potential mercury exposure, EcoReady plans to offer plans to use mercury amalgam rather than liquid mercury.
Some scientists and environmentalists are worried that most CFLs are ending up in landfills.  U.S. regulators, manufacturers and environmentalists note that, because CFLs use less electricity than traditional incandescent bulbs, they reduce overall mercury in the atmosphere by cutting emissions from coal-fired power plants. However some of the mercury contained in the CFL bulbs is emitted from landfills in the form of vaporous methyl-mercury and is able to get into the food chain, according to government research.

“Disposal of any mercury-contaminated material in landfills is absolutely alarming to me,” said Steve Lindberg, emeritus fellow of the U.S. Department of Energy’s Oak Ridge National Laboratory. To prevent mercury from getting into landfills, the EPA, CFL makers and various civic organizations advocate recycling. In addition to commercial recyclers and some municipal waste collection services, some of the retailers accept used CFLs as well.

Lighting Fixture Market

In the U.S. alone, there are over 130 million installed cobrahead style outdoor light fixtures.  Of that total, only about 2% are energy efficient types. Unlike our competition, our light fixtures are designed to accept both Metal Halide and High Pressure Sodium bulbs and come in only 3 “power sizes” 50W/70W, 100W/150W and 250W/ 310W, minimizing the need for large inventories of different types and sizes of fixtures.  It is anticipated that energy efficient models will replace about 7%-8% of the existing fixtures annually. By combining the advantages of our specular reflector, optical lens and precise lamp power regulation supplied by our patented electronic ballasts, standard cobrahead fixtures can almost always be replaced with our cobrahead fixture one wattage size lower, while still maintaining proper illumination. There are about 12,000 of our fixtures in use/tests today.

Products

Description.  Our initial product offering in the alkaline battery segment provides over 20 different product packaging options of the AA, AAA, C, D and 9V battery sizes.  The range starts with the popular standard economy products that are 2 and 4 packs, to bulk sales for online, warehouse clubs and commercial applications.

The specific selection of products, services and applications offered will be monitored constantly and vary according to business needs. The selection will include low and moderately priced combinations as well as new and innovative elements such as the recycling initiative. This strategy provides a competitive edge against other companies that are trying to break into the green market with their batteries. The market will support performance pricing for the products based on the service and value add-ons offered versus the competition. The average gross margins will be about 50% based on battery size and packaging.

Available immediately is a cobrahead type of outdoor lighting fixture, with a specular reflector, optical lens and its precise lamp power regulation delivered by patented electronic ballasts. These cobrahead fixtures can almost always replace standard cobrahead fixtures by one wattage size lower while still maintaining proper roadway illumination. This means replacing a standard cobrahead fixture of:

●	70 Watts with a 50 Watt Fixture
●	100 Watts with a 70 Watt Fixture
●	150 Watts with a 100 Watt Fixture
●	250 Watts with a 150 Watt Fixture
●	400 Watts with a 250-310 Watt Fixture

Key Features – Batteries

●
Long lasting - the alkaline battery products have been tested by Intertek, which is the industry leading 3rd party tester and are certified similar in performance to Duracell, Energizer and Fuji alkaline batteries.

o	Benefit - considered a performance product that will meet the competition.

●	No heavy metals - the batteries are manufactured with no cadmium, lead or mercury.

o	Benefit - will help reduce environmental problems.

●	Made from recycled and recyclable materials - the paper, plastic and steel cans are made from recycled materials and are recyclable.

o	Benefit - more environmentally conscious and does not need to use only virgin materials.

●	Recycling Initiatives - Free recycling provides the customer a method of discarding batteries without having to add to landfills issues.

o	Benefit - no manufacturer is offering this initiative. We are the market leader.

●
Donations - Autism Speaks will receive a portion of the proceeds from the sales of our batteries to support their efforts in the fight against Autism.  Minimum annual donation is $25,000, while maximum is set at $50,000.

o	Benefit - EcoReady will focus on giving back to community.

●	Pricing Strategy – EcoReady will be extremely competitive, offering prices that could be approximately 25% below Duracell™ and Energizer™, with a stronger value proposition.

Key Features – CFL light bulbs

●	Long lasting - will last up to 10,000 hours.

o	Benefit - long lasting and will lower amount of products going into landfills and lowering the overall costs versus compact fluorescent bulbs (CFL).

●	Power consumption - only 13 watts required for light output equivalent to a 60-watt incandescent bulb, or about 75% less electricity usage.

o	Benefit - lower energy consumption will reduce electric bills and lower carbon emissions

●	Pricing Strategy – Initially will be priced similar to the CFL bulbs.

o	Benefit – the product will be sold in an array of packaging configurations that will ultimately price our product comparable to other CFL light bulbs.

Key Features – Lighting fixtures

•	Patented electronic ballast - controls power supplied to the bulb

o	Benefit – measurable reduction in energy use, lower operating cost, longer life.

Customers

EcoReady operates in the electronics/appliances and electric power technology industries, with a variety of new sustainable product solutions and innovative services targeting both the consumer and commercial markets.

Our product mix was created to facilitate cross selling, which will be one of the EcoReady prime strategies. The ability of EcoReady to offer several synergistic products to the same sales channel will facilitate lower operating costs and boost earnings. Net earnings are expected to be above traditional industry businesses with only one or two sales segments that include both the consumer and commercial sectors.

The target customers will be both the regional and national retailers that dominate the battery market and household spending market:

•
This will include key regional chains such as Shop Rite™, Shaws™, Gristedes™, Menards™, Meijers™, Harris™ Teeter™, Bashas™, Wegmans™, as well as national retailers Whole Foods™, Krogers™, SuperValue™ and Safeway™.

•	National drug store chains such as Walgreens™, RiteAid™ and CVS™ as well regional chains such a Duane Reade™.

•	Mass retailers will include Target™ and Walmart™

•	Key electronics targets are Best Buy™, 6th Avenue™ Electronics, Brands Mart™, Crutchfields, B&H Photo™, ABC Warehouse™, CompUSA™, and Frys Electronics™.

•	Warehouse Clubs targets are Costco™, BJs™ and Sam’s Club™.

Competition

Generally, the products will compete against premium brands in the marketplace. EcoReady alkaline batteries will compete with Duracell, Energizer and Fuji on performance, while priced below these brands in the marketplace. Most of the alkaline battery sales are derived from the AA and AAA batteries.

The AA 4-packs, the most popular battery size and packaging in the industry, sets the product pricing. The MSRP set by EcoReady competition for AA 4 packs is typically at about $4.99, while EcoReady batteries are positioned at $3.99. The EcoReady alkaline batteries are high performance, long lasting, manufactured without cadmium, mercury and lead, using recycled and recyclable packaging. The free recycling program offered by EcoReady is the key differentiator and will be difficult to duplicate by our competitors. This will position EcoReady batteries as the complete eco-battery solution for both home and commercial applications. Following are the highlights of the recycling program offered through the Company’s www.iRecycled.com website:

Consumer Benefits
•	Allows environmentally responsible option
•	Free Recycling (a $16.95 Value)
•	Made possible by partnering with USPS and Battery Solutions
•	Interactive & user friendly website

Commercial Benefits
•	Builds consumer loyalty
•	Retailer marketing opportunities
•	Marketing analysis of all visiting consumers
o	Location of purchase
o	Demographic Information
o	Page visits

The CFL light bulbs, with the use of mercury amalgam rather than the liquid mercury will exemplify this “go-green-market” strategy that will allow the Company to offer alternative sustainable solutions that cannot be met by other CFL light bulb manufacturers. The target competition will be Philips, Sylvania and GE.

The energy efficient outdoor lighting fixtures will offer benefits unmatched by other companies, such as a 7-year warranty, lower energy requirements, an estimated 50%-100% lamp life improvement and lower life-time operating costs.

Sales Channels

Distributors and sales representative organizations are used heavily to penetrate small and regional retailers in all retail business sectors. Sales representatives facilitate transactions, typically work on smaller commissions and do not hold inventories. EcoReady sales personnel will manage and support both distributors and sales representative organizations.

The targeted dealers and their buyers will purchase EcoReady products as a part of their usual mix and offer them to a multiple of their retail, commercial and municipal customers. Additionally, state municipalities, hotel chains and hospitals have expressed interest in all of our products.

Distribution strategy is the backbone of the Company’s core strength. The management team has well seasoned sales and marketing leaders that have over 30 years experience in account management, key account relationships in the electronics, mass/warehouse retailers, drug store and two step distributors in all pertinent markets.

The company has signed on several experienced sales representative firms with strong account management skills and relationships with the industry’s largest retailers, each targeting specific market segment, including:

(1)	Warehouse clubs, mass retailers and national accounts;
(2)	National and regional electronic retailers as well as automotive marketplace; and
(3)	Supermarket trade for both regional and national accounts.

Pricing Policy

Pricing has been carefully tested with key retailers in a myriad of classes of trade with little resistance. The goal is to position EcoReady products as moderately priced, high performance product, while in the case of batteries, offering a free recycling program, which has a real value added/cost savings benefits to the customer.

The pricing strategy does not call for EcoReady to be positioned as a promotional leader to gain market share in the retail environment. Many companies have tried to enter the market as a price leader and have had little success gaining a market share at both retail and commercial sectors. By positioning our products as moderately priced, value added and superior performance products, it will eventually allow us to move future prices into the premium price range gradually over time. Our go to market strategy is offering “more for the same” rather than “more for less.”

Promotional Policy

EcoReady considers the development of their customer base as the most critical value proposition of the Company. The target customer will be aggressively pursued and developed as a long-term, brand loyal consumer by utilizing a number of promotional marketing strategies.  Some of the planned actions are:

●
Develop direct TV marketing commercials that will introduce our product to the homes of many potential customers. This will allow the company to develop a powerful message that can be targeted to strong potential markets at a very cost effective price and presented in partnership with selected retailers. EcoReady alkaline batteries have already been introduced on the QVC home shopping channel.

●	Public Relations, from trade journals, industry periodicals to nationally read consumer magazines that review new and innovative products.

●	Print Advertising is effective but can be costly. Plans will include this media and will be used wisely to gain segment market support.

The recycling website www.irecycled.com will create bounce back sales opportunities with participating retailers. Customers that sign up for the recycling program will automatically qualify for instant coupons, good for the purchase of batteries and other EcoReady products.

In-store displays help drive EcoReady’s message at the point of sale. Sales are increased by four-fold when a product is displayed on a freestanding display. Additionally, full standing permanent displays will be offered to gain valuable real estate on the retailer’s floor.

Promotional funds will be offered to key dealers to support regional and national advertising with buy-in during key selling events.

Market Strategy

EcoReady plans to go to market as a premium product line at a moderate price. This will be accomplished by creating a unique value proposition by offering “Free Recycling” to our customers that has a real value of $16.95.  Coupling that program with guaranteed performance, recycled and recyclable materials, no cadmium, lead and mercury, positions EcoReady PerfPower™ alkaline batteries as one of the most value laden products in the market. The strategy of eco and social consciousness will be reinforced with our contributions to Autism Speaks.  The recycling website at www.irecycled.com will not only track our customer’s product usage, but build a data base of loyal customers that we can market back to for the retailers as a means of driving sales through irecycled.com.  Additionally, EcoReady plans to drive sales with a unique “gift with purchase” program that will further the value of our products. The message of our products will be driven at the point of sale with endcaps, shippers, counter tops and risers that will call out our values to the customers at retail. Advertising funds will be provided to strong regional retailers and national accounts to promote our products in ad inserts, circulars and regional TV media. The commercial marketing strategy will be driven through the offer of free recycling to municipalities, hotels and hospitals as the main market targets, where sales are less driven by brand but rather by performance, price and value added offered by EcoReady. As our market grows and gains consumer acceptance, EcoReady will infuse like products that will include battery operated devices, CFLs and street lights as a means of offering our customers a “one stop shop” of sustainable power solutions to the market.

Manufacturing/Raw Materials

EcoReady will go to market as a manufacturer and importer utilizing both primary and secondary contract manufacturing facilities. EcoReady products all manufactured in China and the Company plans to maintain a 60 day inventory supply. The factories that have been selected by EcoReady to produce its products have been top-flight manufacturers and currently do contract manufacturing for other major companies. The turnaround time from production to delivery to the East Coast is 45-60 days and as low as 30 days to the West Coast for batteries.

Growth Strategy

EcoReady is positioned to grow quickly based on early support and success by class of trade. Our primary focus will be supermarket, electronics and club retailers. Based on the size and scope of the $6 billion alkaline battery industry, EcoReady’s market share is planned to grow by over 50% a year for each of the first 3 years and 30% for the next 2 years. Growth will be fueled by the infusion of new, innovative and increasing product mix over the next 5 years.

Employees

The initial employee team will consist of six employees to support sales, operations and logistics.  As the business grows in 2011, the employee count will increase to 10 to support operations, sales and marketing that is needed to maintain the increased customer base. The business growth will be indicative of the layers of sales, marketing and management needed to maintain the hyper sales in the first 3 years.

Government Regulation

EcoReady must comply with all Federal and local governmental regulations governing the recycling of our alkaline batteries.

Properties

The Company currently does not own any real estate and subleases office space as needed for its initial operations. EcoReady contracts with third party commercial warehouse space currently and will continue to do so until inventory levels reach the point that will support its own warehouse and distribution center.

Legal Proceedings

We are currently not involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our company or any of our subsidiaries, threatened against or affecting our Company, our common stock, any of our subsidiaries or of our Company’s or our Company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

Risks Relating to Our Business

OUR MANAGEMENT HAS LIMITED EXPERIENCE IN MANAGING AND OPERATING A PUBLIC COMPANY. ANY FAILURE TO COMPLY OR ADEQUATELY COMPLY WITH FEDERAL SECURITIES LAWS, RULES OR REGULATIONS COULD SUBJECT US TO FINES OR REGULATORY ACTIONS, WHICH MAY MATERIALLY ADVERSELY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our current management has limited experience managing and operating a public company and relies in many instances on the professional experience and advice of third parties including its attorneys and accountants. Failure to comply or adequately comply with any laws, rules, or regulations applicable to our business may result in fines or regulatory actions, which may materially adversely affect our business, results of operation, or financial condition and could result in delays in the development of an active and liquid trading market for our stock.

IF WE FAIL TO MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL OVER FINANCIAL REPORTING, OUR ABILITY TO ACCURATELY AND TIMELY REPORT OUR FINANCIAL RESULTS OR PREVENT FRAUD MAY BE ADVERSELY AFFECTED AND INVESTOR CONFIDENCE AND THE MARKET PRICE OF OUR COMMON STOCK MAY BE ADVERSELY IMPACTED.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, or SOX 404, the Securities and Exchange Commission adopted rules requiring public companies to include a report of management on the company’s internal controls over financial reporting in their annual reports, including Form 10-K. Under current SEC rules, our management may conclude that our internal controls over our financial reporting are not effective.  Even if our management concludes that our internal controls over financial reporting are effective, our independent registered public accounting firm may issue a report that is qualified if it is not satisfied with our controls or the level at which our controls are documented, designed, operated or reviewed, or if it interprets the relevant requirements differently from us.

THE LACK OF EXPERIENCED ACCOUNTING STAFF MAY LEAD TO MATERIAL WEAKNESS IN THE PREPARATION OF OUR FINANCIALS.

A material weakness may occur in the preparation of our financials due to insufficient resources in our accounting and finance department, resulting in (i) an ineffective review, monitoring and analysis of schedules, reconciliations and financial statement disclosures, and (ii) the misapplication of U.S. GAAP and SEC reporting requirements. Due to the effect of the lack of resources, including a lack of resources that are appropriately qualified in the areas of U.S. GAAP and SEC reporting. This could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of the Company’s financial information.

THE DEVELOPMENT OF OUR PRODUCTS MAY BE SLOWER THAN PROJECTED.

The development of our products and services and the implementation of such products in customer environments may take longer than expected. The sales cycle for contemplated products is long and the adoption rates are unknown, thus it may take longer for us to achieve meaningful revenue or meet our projections.

OUR PLANNED EXPANSION COULD BE DELAYED OR ADVERSELY AFFECTED BY, AMONG OTHER THINGS, DIFFICULTIES IN OBTAINING SUFFICIENT FINANCING, TECHNICAL DIFFICULTIES, OR HUMAN OR OTHER RESOURCE CONSTRAINTS.

Our planned expansion could be delayed or adversely affected by, among other things, difficulties in obtaining sufficient financing, technical difficulties, or human or other resource constraints. Moreover, the costs involved in these projects may exceed those originally contemplated. Costs savings and other economic benefits expected from these projects may not materialize as a result of any such project delays, cost overruns or changes in market circumstances. Failure to obtain intended economic benefits from these projects could adversely affect our business, financial condition and operating performances.

WE ENCOUNTER SUBSTANTIAL COMPETITION IN OUR BUSINESS AND ANY FAILURE TO COMPETE EFFECTIVELY COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

As described in the products section, for every product we sell, we encounter strong competitors. We anticipate that our competitors will continue to expand and seek to obtain additional market share with competitive price and performance characteristics. Aggressive expansion of our competitors or the entrance of new competitors into our markets could have a material adverse effect on our business, results of operations and financial condition.

OUR LIMITED OPERATING HISTORY MAY NOT SERVE AS AN ADEQUATE BASIS TO JUDGE OUR FUTURE PROSPECTS AND RESULTS OF OPERATIONS.

Our limited operating history may not provide a meaningful basis for evaluating our business. We entered into our current line of business in November 2009. We cannot guaranty that we will maintain profitability or that we will not incur net losses in the future. We will continue to encounter risks and difficulties that companies at a similar stage of development frequently experience, including the potential failure to:

●	obtain sufficient working capital to support our expansion;

●	expand our product offerings and maintain the high quality of our products;

●	manage our expanding operations and continue to fill customers’ orders on time;

●	maintain adequate control of our expenses allowing us to realize anticipated income growth;

●	implement our product development, sales, and acquisition strategies and adapt and modify them as needed;

●	successfully integrate any future acquisitions; and

●
anticipate and adapt to changing conditions in the battery and light bulb industry resulting from changes in government regulations, mergers and acquisitions involving our competitors, technological developments and other significant competitive and market dynamics.

If we are not successful in addressing any or all of the foregoing risks, our business may be materially and adversely affected.

WE NEED TO MANAGE GROWTH IN OPERATIONS TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO MANAGE GROWTH WILL CAUSE A DISRUPTION OF OUR OPERATIONS RESULTING IN THE FAILURE TO GENERATE REVENUES AT LEVELS WE EXPECT.

In order to maximize potential growth in our current and potential markets, we believe that we must expand our producing operations. This expansion will place a significant strain on our management and our operational, accounting, and information systems. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

WE CANNOT ASSURE YOU THAT OUR GROWTH STRATEGY WILL BE SUCCESSFUL WHICH MAY RESULT IN A NEGATIVE IMPACT ON OUR GROWTH, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOW.

One of our strategies is to grow through increasing our product lines. However, there are many obstacles to expand our product lines. We cannot, therefore, assure you that we will be able to successfully overcome such obstacles and establish our products in any additional markets. Our inability to implement this sustainable growth strategy successfully may have a negative impact on our growth, future financial condition, results of operations or cash flows.

IF WE NEED ADDITIONAL CAPITAL TO FUND OUR GROWING OPERATIONS, WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF OUR OPERATIONS.

If adequate additional financing is not available on reasonable terms, we may not be able to carry out our corporate strategy and we would be forced to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in research and development; and (iv) the amount of our capital expenditures, including acquisitions. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our securities can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If we need additional funding we will, most likely, seek such funding in the United States and the market fluctuations affect on our stock price could limit our ability to obtain equity financing.

If we cannot obtain additional funding, we may be required to: (i) limit our expansion; (ii) limit our marketing efforts; and (iii) decrease or eliminate capital expenditures. Such reductions could materially adversely affect our business and our ability to compete.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are favorable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

NEED FOR ADDITIONAL EMPLOYEES.

The Company’s future success also depends upon its continuing ability to attract and retain highly qualified personnel. Expansion of the Company’s business and operation will require additional managers and employees with industry experience, and the success of the Company will be highly dependent on the Company’s ability to attract and retain skilled management personnel and other employees. There can be no assurance that the Company will be able to attract or retain highly qualified personnel. Competition for skilled personnel in the construction industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees.

THE LOSS OF THE SERVICES OF OUR KEY EMPLOYEES, PARTICULARLY THE SERVICES RENDERED BY BORIS RUBIZHEVSKY, OUR SOLE OFFICER AND DIRECTOR, COULD HARM OUR BUSINESS.

Our success depends to a significant degree on the services rendered to us by our key employees.  If we fail to attract, train and retain sufficient numbers of these qualified people, our prospects, business, financial condition and results of operations will be materially and adversely affected. In particular, we are heavily dependent on the continued services of Boris Rubizhevsky, our sole officer and director. The loss of any key employees, including members of our senior management team, and our inability to attract highly skilled personnel with sufficient experience in our industry could harm our business.

WE ARE HIGHLY DEPENDENT ON TECHNOLOGY.

Our business and our results of operations is highly dependent on technology our business faces many technology related risks.  Infringements of our intellectual property could adversely affect our ability to compete. We may have to defend ourselves against claims of intellectual property infringement, which could be very expensive for us and harm our business and financial condition. We may be a party to lawsuits in the course of our business. Litigation can be expensive, lengthy, and disruptive to normal business operations. Moreover, the results of complex legal proceedings are difficult to predict. An unfavorable resolution of a particular lawsuit could have a material adverse effect on our business, operating results, or financial condition.

THERE IS SUBSTANTIAL COMPETITION IN THE LIGHT BULB AND BATTERY INDUSTRY, MANY OF WHOM ARE MORE HIGHLY CAPITALIZED THAN US, WHICH COULD LIMIT OUR ABILITY TO SUCCESSFULLY IMPLEMENT OUR BUSINESS PLAN.

There is substantial competition in the light bulb and battery industry.  Existing and new competitors may continue to improve their products and to introduce new products with competitive price and performance characteristics.   Our competitors have the advantage of established relationships within the industry and they may be more highly capitalized.  In addition, we cannot assure that additional competitors will not enter our existing markets, or that we will be able to compete successfully against existing or new competition.

OUR FUTURE SUCCESS IS DEPENDENT UPON OUR ABILITY TO PROTECT INTELLECTUAL PROPERTY LICENSED TO US.

The Company may not be able to protect unauthorized use of intellectual property licensed to us and take appropriate steps to enforce its rights.  Although management does not believe that its services infringes on the intellectual rights of others, there is no assurance that the Company may not be the target of infringement or other claims.  Such claims, even if not true, could result in significant legal and other costs associated and may be a distraction to management.  We plan to rely on a combination of copyright, trade secret, trademark laws and non-disclosure and other contractual provisions to protect our proprietary rights.  Because the policing of intellectual and intangible rights may be difficult and the ideas and other aspects underlying our business model may not in all cases be protectable under intellectual property laws, there can be no assurance that we can prevent competitors from marketing the same or similar products and services.

DIFFICULTIES IN ESTABLISHING A NEW PRODUCT

We are an early stage company, bringing to market an advanced and unproven technology. We may not be able to raise sufficient financing to effect our business plan and deliver products and services that are accepted by customers. If we cannot find adequate capital on reasonable terms, investors will face a significant risk of losing their investments in their entirety.

WE WILL INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH UNITED STATES CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We will incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

WE MAY NOT BE ABLE TO MEET THE INTERNAL CONTROL REPORTING REQUIREMENTS IMPOSED BY THE SECURITIES AND EXCHANGE COMMISSION RESULTING IN A POSSIBLE DECLINE IN THE PRICE OF OUR COMMON STOCK AND OUR INABILITY TO OBTAIN FUTURE FINANCING.

As directed by Section 404 of the Sarbanes-Oxley Act, as amended by SEC Release No. 33-8934 on June 26, 2008, the Securities and Exchange Commission adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports.  In addition, the independent registered public accounting firm auditing a company’s financial statements must also attest to and report on management’s assessment of the effectiveness of the company’s internal controls over financial reporting as well as the operating effectiveness of the company’s internal controls. Commencing with its annual report for the year ending December 31, 2010, we will be required to include a report of management on its internal control over financial reporting.  The internal control report must include a statement of:

●	management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

●	management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and

●	the framework used by management to evaluate the effectiveness of our internal control over financial reporting.

Furthermore, in the following year, our independent registered public accounting firm is required to file its attestation report separately on our internal control over financial reporting on whether it believes that we have maintained, in all material respects, effective internal control over financial reporting.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule.  In the event that we are unable to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the Securities and Exchange Commission, which could also adversely affect the market price of our securities and our ability to secure additional financing as needed.

Risks Relating To Our Industry

COMPETITION IN OUR INDUSTRIES MAY HINDER OUR ABILITY TO EXECUTE OUR BUSINESS STRATEGY, ACHIEVE PROFITABILITY, OR MAINTAIN RELATIONSHIPS WITH EXISTING CUSTOMERS.

The industries in which we operate, including battery and lighting products, are highly competitive, both in the United States and on a global basis, as a limited number of large manufacturers compete for consumer acceptance and limited retail shelf space.

As product placement, facings and shelf-space are at the sole discretion of our retailer customers, and often impacted by competitive activity, the visibility and availability of our full portfolio of products can be limited. Competitors may also be able to obtain exclusive distribution at particular retailers, or favorable in-store placement, resulting in a negative impact on our future sales.

Competition is based upon brand perceptions, product performance and innovation, customer service and price. Our ability to compete effectively may be affected by a number of factors:

•
Our primary competitors in batteries and lighting products, have substantially greater financial, marketing and other resources and greater market share in certain segments than we do, as well as significant scale and negotiating leverage with retailers;

•
Our competitors may have lower production, sales and distribution costs, and higher profit margins than us, which may enable them to compete more aggressively in offering retail discounts and other promotional incentives; and

•
Reductions in our planned advertising and promotional spending in reaction to reduced consumer demand and the recent economic downturn could impact retailer decisions regarding our product offerings and limit our access to shelf space, as well as our ability to expand distribution to new retailer customers.

In addition, private label brands sold by retail chains, which are typically sold at lower prices, are an increasing source of competition.

CHANGES IN RAW MATERIAL COSTS OR DISRUPTIONS IN THE SUPPLY OF RAW MATERIALS COULD ERODE OUR PROFIT MARGINS AND NEGATIVELY IMPACT MANUFACTURING OUTPUT AND OPERATING RESULTS.

Pricing and availability of raw materials for use in our businesses can be volatile due to numerous factors beyond our control, including general, domestic and international economic conditions, labor costs, production levels, competition, consumer demand, import duties and tariffs and currency exchange rates. This volatility can significantly affect the availability and cost of raw materials for us, and may, therefore, have a material adverse effect on our business, results of operations and financial condition. In the past, substantial increases in the cost of a number of raw materials have been partially offset by price increases. However, there is no certainty that we will be able to offset future increases in raw material prices, especially given the competitive environment. In addition, the supply of certain raw materials can be significantly disrupted by labor activity, political conflict, and disruptions to sourcing or transportation activities, which could impact our manufacturing output.

Risks Related To Our Securities

OUR COMMON STOCK IS QUOTED ON THE OTC BULLETIN BOARD WHICH MAY HAVE AN UNFAVORABLE IMPACT ON OUR STOCK PRICE AND LIQUIDITY.

Our Common Stock is quoted on the OTC Bulletin Board.  The OTC Bulletin Board is a significantly more limited market than the New York Stock Exchange or Nasdaq system.  The quotation of our shares on the OTC Bulletin Board may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

THERE IS LIMITED LIQUIDITY ON THE OTCBB.

When fewer shares of a security are being traded on the OTCBB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information.  Due to lower trading volumes in shares of our Common Stock, there may be a lower likelihood of one’s orders for shares of our Common Stock being executed, and current prices may differ significantly from the price one was quoted at the time of one’s order entry.

IN ORDER TO RAISE SUFFICIENT FUNDS TO EXPAND OUR OPERATIONS, WE MAY HAVE TO ISSUE ADDITIONAL SECURITIES AT PRICES WHICH MAY RESULT IN SUBSTANTIAL DILUTION TO OUR SHAREHOLDERS.

If we raise additional funds through the sale of equity or convertible debt, our current stockholders’ percentage ownership will be reduced. In addition, these transactions may dilute the value of our common shares outstanding. We may have to issue securities that may have rights, preferences and privileges senior to our common stock. We cannot provide assurance that we will be able to raise additional funds on terms acceptable to us, if at all. If future financing is not available or is not available on acceptable terms, we may not be able to fund our future needs, which would have a material adverse effect on our business plans, prospects, results of operations and financial condition.

OUR ARTICLES OF INCORPORATION PROVIDE FOR INDEMNIFICATION OF OFFICERS AND DIRECTORS AT OUR EXPENSE AND LIMIT THEIR LIABILITY WHICH MAY RESULT IN A MAJOR COST TO US AND HURT THE INTERESTS OF OUR SHAREHOLDERS BECAUSE CORPORATE RESOURCES MAY BE EXPENDED FOR THE BENEFIT OF OFFICERS AND/OR DIRECTORS.

Our articles of incorporation and applicable Florida law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s written promise to repay us if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us which we will be unable to recoup.

We have been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933, as amended (the “Securities Act”), and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

CURRENTLY, THERE IS NO PUBLIC MARKET FOR OUR SECURITIES, AND THERE CAN BE NO ASSURANCES THAT ANY PUBLIC MARKET WILL EVER DEVELOP OR THAT OUR COMMON STOCK WILL BE QUOTED FOR TRADING AND, EVEN IF QUOTED, IT IS LIKELY TO BE SUBJECT TO SIGNIFICANT PRICE FLUCTUATIONS.

We have a trading symbol for our common stock, CTCJ, which permits our shares to be quoted on the OTCBB. However, our stock has been thinly traded since approval of our quotation on the over-the-counter bulletin board by FINRA. Consequently, there can be no assurances as to whether:

●	any market for our shares will develop;

●	the prices at which our common stock will trade; or

●
the extent to which investor interest in us will lead to the development of an active, liquid trading market.  Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.

In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for our common stock. Either of these factors could adversely affect the liquidity and trading price of our common stock. Until our common stock is fully distributed and an orderly market develops in our common stock, if ever, the price at which it trades is likely to fluctuate significantly. Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these risk factors, investor perception of us and general economic and market conditions.  No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock.

WE ARE NOT LIKELY TO PAY CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

We currently intend to retain any future earnings for use in the operation and expansion of our business. Accordingly, we do not expect to pay any cash dividends in the foreseeable future, but will review this policy as circumstances dictate.

WE MAY NOT BE ABLE TO EFFECTIVELY CONTROL AND MANAGE OUR GROWTH.

If our business and markets grow and develop as we expect, it may be necessary for us to finance and manage expansion in an orderly fashion. In addition, we may face challenges in managing expanding product offerings. Such eventualities will increase demands on our existing management and facilities. Failure to manage this growth and expansion could interrupt or adversely affect our operations and cause production backlogs, longer product development time frames and administrative inefficiencies.

WE MAY BE SUBJECT TO THE PENNY STOCK RULES WHICH WILL MAKE OUR SECURITIES MORE DIFFICULT TO SELL.

We may be subject in the future to the SEC’s “penny stock” rules if our securities sell below $5.00 per share. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for our securities. As long as our securities are subject to the penny stock rules, the holders of such securities may find it more difficult to sell their securities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATION

The following discussion and analysis of the consolidated financial condition and plan of operation should be read with our consolidated financial statements and related notes appearing elsewhere in this Current Report. This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. The actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under “Risk Factors” and elsewhere in this Current Report on Form 8-K.

Overview

EcoReady Corporation is a technology company, which offers sustainable solutions to commercial and retail customers with a new generation of sustainable electrical and electronics products. Initial products offered by EcoReady consist of alkaline batteries and a new generation of efficient outdoor lighting fixtures. EcoReady is now a wholly-owned subsidiary of the Company.

The “green” or sustainable technology industry is one of the fastest growing business segments in the world. Current growth rates show that there is a strong demand for sustainable technologies, products and services.

EcoReady will offer innovative products as well as use patented technologies to address the targeted markets that today offer very little to the eco-conscious consumers. In doing so, EcoReady will:

(1)	Contribute to the reduction of use of electric energy for lighting purposes;
(2)	Play a major role in the reduction of hazardous waste in landfills;
(3)	Contribute to the mitigation of global warming through reduction of carbon emissions; and
(4)	Provide an attractive return for its investors.

EcoReady has established a business plan to enter with what is known as the “green power” market.  The plan is based on the sale of  products that are manufactured utilizing latest eco-conscious technologies and sold through a worldwide network of agents and distributors.
The EcoReady management team is comprised of seasoned executives with strong backgrounds in business development, sales, marketing and managing. These skills will complement the strengths of each senior manager to maximize the outcome of the day-to-day operations as well as keeping focus on the original corporate vision and ensure future growth of the company.

EcoReady’s objective is to capture 3% - 5% in each of the target markets that EcoReady products are being offered in.

Background

EcoReady was organized as a joint venture company with Perf Go Green Holdings (“Perf Go-Green”), a company in the business of supplying biodegradable plastic products to commercial and retail sectors. Perf Go-Green has already established itself as an innovative sustainable products supplier to these business sectors.  EcoReady brands its battery products under the PerfPower™™ Go-Green™ label and own trademark rights to the PerfPower™ name..

EcoReady sells a complete line of PerfPower™ alkaline batteries that offer competitive pricing, high performance and green components such as recycled and recyclable materials. One of the differentiating factors of PerfPower batteries is that they will be sold with a unique free recycling initiative that is unparallel in the battery market. By offering a free recycling option valued at $16.95 for the consumer and $99 for the commercial account, EcoReady will become the market leader in this new recycling alkaline batteries category. This will be the first true “cradle-to-cradle” alkaline battery initiative in the marketplace.

The Company, through its 40% ownership in the outdoor lighting technology company, will offer a complete line of cutting-edge, high-efficiency lighting systems for roadway and area-lighting applications, as well as specialty LED and safety lighting products. These fixtures utilizing proprietary technology will offer:

•
Dramatically reduced energy use - Patented electronic ballasts used in these light fixtures provide immediate and measurable reductions in energy use, much lower lifetime operating costs and extremely rapid payback based on energy savings alone;

•
Lower maintenance costs – simple, elegant, cutting-edge designs and an intense focus on quality, results in products with longer lifetimes, lower failure rates and greatly improved tolerance for harsh environments such as vibration, moisture and impact; and

•	Simple, fast and error-free installation.

The Company is considering introducing compact fluorescent lights (CFL) light bulbs for the residential and commercial markets. These bulbs will offer energy saving solutions, longer life and will contain patent protected structure to facilitate that no mercury used to operate these bulbs gets into the environment.

EcoReady is also considering using its market reach to introduce “green energy” charging devices that can be used for emergency charging of cell phones and portable gaming devices.

Plan of Operation

The Company, through its subsidiaries and joint ventures, is positioned as a technology company offering sustainable solutions to the commercial and retail customers with a new generation of sustainable electronics products. Alkaline batteries and a new generation of efficient outdoor lighting fixtures are initial products offered by the Company that will only sell energy-efficient and technologically advanced products.

The goal of the Company is to provide an easy pathway for consumers and organizations to adopt as many green power solutions as their budgets will accommodate.

The Company plans to focus on developing the following operational characteristics:

•	Rapid turnaround from order to delivery for lighting fixtures;
•	Sophisticated inventory management system;
•	Prompt, high quality customer service;
•	Highly trained sales people;
•	Strong communication and collaboration among product distributors and service providers to ensure a seamless customer experience; and
•	Use of outsourced technical support and quality control

All of the above initiatives will be supported by in-house personnel in the Company and its operating subsidiariesthat will also provide the day-to-day inventory management and order processing controls, such as electronic data interface with its customers.

The Company’s plan of action over the next twelve months is to continue its operations to manufacture and distribute energy saving and environmentally friendly power and lighting products.

Liquidity and Capital Resources

As of December 31, 2009, EcoReady had $2,415 in cash and $123,433 in total assets. We used $9,355 of cash in our operating activities during the two months ended December 31, 2009. We also used cash of $93,070 as part of the license and acquisition of the alkaline battery business including the PerfPower™ trademark from Perf Go-Green Holdings, Inc.  We received $104,840 cash from the issuance of common stock during 2009. We expect that our operations will require approximately $100,000 per month for the next twelve months. We do not have sufficient cash reserves for the next twelve months and we plan to seek additional capital from the issuance of our debt or equity instruments.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Critical Accounting Policies

While our significant accounting policies are more fully described in Note 1 to our financial statements, we believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this “Management’s Discussion and Analysis of Financial Condition and Plan of Operation.”

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment, provision necessary for contingent liabilities, fair values, revenue recognition, taxes, budgeted costs and other similar charges. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

Property and equipment

Property and equipment are recorded at cost less accumulated depreciation and any impairment losses.  The cost of an asset comprises of its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.  Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to the profit and loss account in the year in which it is incurred.

In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset beyond its originally assessed standard of performances, the expenditure is capitalized as an additional cost of the asset.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets, less any estimated residual value.  Estimated useful lives of the assets are as follows:

Office equipment	5 years

Vehicle	10 years

Any gain or loss on disposal or retirement of a fixed asset is recognized in the profit and loss account and is the difference between the net sales proceeds and the carrying amount of the relevant asset. When property and equipment are retired or otherwise disposed of, the assets and accumulated depreciation are removed from the accounts and the resulting profit or loss is reflected in income.

Expenditures for maintenance and repairs are charged to expense as incurred. Additions, renewals and betterments are capitalized.

Long-lived assets

The Company applies the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which was subsequently codified within Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) No. 360, “Property, Plant and Equipment”. ASC 360 requires long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets.  Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment and other assets, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value.  Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets.  The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset.  If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value.  The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments.  The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary.  There was no impairment of long-lived assets for the year ended December 31, 2009, or the three month quarter ended March 31, 2010..

Income taxes

The Company accounts for income taxes using an asset and liability approach which allows for the recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The Company records a valuation allowance for deferred tax assets, if any, based on its estimates of its future taxable income as well as its tax planning strategies when it is more likely than not that a portion or all of its deferred tax assets will not be realized.  If the Company is able to utilize more of its deferred tax assets than the net amount previously recorded when unanticipated events occur, an adjustment to deferred tax assets would increase the Company’s net income when those events occur.

Revenue recognition

The Company’s revenue policies are in compliance with the United States Accounting Guide.  The Company recognizes revenue when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv)collection of the resulting receivable is reasonably assured.  Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions have been met.  Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advance from customers.

Cost of sales

Cost of sales for EcoReady’s alkaline battery operations consists of manufacturing costs of our contract manufacturer in China, shipping, import duties and warehouse and distribution costs paid to third party warehouses companies.

Selling, general and administrative costs

Selling, general and administrative costs including employee salaries, sales commissions, sales allotment fees rent for sub-leases/office space and advertising and marketing expenses.

Comprehensive income

Statement of Financial Accounting Standards (“FAS”) No. 130, “Reporting Comprehensive Income”, which was subsequently codified within ASC 220, “Comprehensive Income”, requires disclosure of all components of comprehensive income and loss on an annual and interim basis. Comprehensive income and loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Accumulated other comprehensive income arose from the changes in foreign currency exchange rates.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, advances to suppliers, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable. Management has estimated that the carrying amounts approximate their fair value due to the short-term nature.

Subsequent Events

The Company has evaluated subsequent events that have occurred through May 11, 2010, the date of the financial statement issuance for EcoReady Corporation.

Earnings Per Share

The Company computes earnings per share (“EPS’) in accordance with SFAS 128, “Earnings Per Share”, which was subsequently codified within ASC 260, “Earning Per Share”.  ASC 260 requires companies with complex capital structures to present basic and diluted EPS.  Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period.  Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later.  Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Recent accounting pronouncements

The Financial Accounting Standards Board has issued guidance on accounting for Uncertainty in Income Taxes, FASB ASC 740, which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Management has concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

In June 2009, the FASB issued authoritative guidance establishing two levels of U.S. generally accepted accounting principles (“GAAP”)-authoritative and non-authoritative-and making the Accounting Standards Codification (“ASC”) the source of authoritative, nongovernmental GAAP, except for rules and interpretive releases of the Securities and Exchange Commission. This guidance, which was incorporated into ASC Topic 105, “Generally Accepted Accounting Principles,” was effective in 2009, and was used in preparation of these financial statements.

In May 2009, the FASB issued authoritative guidance establishing general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. This guidance, which was incorporated into ASC Topic 855, “Subsequent Events,” was effective in 2009. The Company adopted ASC Topic 855 during the period ended December 31, 2009. Management has evaluated the effect subsequent events would have on the financial statements through the time these financial statements were issued or available to be issued on May 17, 2010.

MANAGEMENT

Appointment of New Directors and Officers

At the Closing Date of the Exchange Agreement, Goubeaux and Roberts resigned from (i) their respective officer positions, and (ii) their positions on the board of directors upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act.  Rubizhevsky was appointed as the Company’s sole officer and director.

The following table sets forth the names, ages, and position of our new executive officer and director. Executive officers are elected annually by our board of directors.  Each executive officer holds his office until he resigns, is removed by the Company’s board of directors, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

NAME	AGE	POSITION

Boris Rubizhevsky	59	Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

A brief biography of each officer and director is more fully described in Item 5.02.  The information therein is hereby incorporated in this section by reference.

Audit Committee Financial Expert

Our board of directors currently acts as our audit committee. We currently do not have a member who qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act. Our board of directors is in the process of searching for a suitable candidate for this position.

Audit Committee

We have not yet appointed an audit committee. At the present time, we believe that the members of board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Employment Agreements

We currently do not have employment agreements with any of our directors and executive officers.

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

We have not yet adopted a code of ethics.

EXECUTIVE COMPENSATION

Centracan Executive Compensation Summary

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the period ended May 11, 2010 in all capacities for the accounts of our executives, including the Chief Executive Officer (CEO) and Chief Financial Officer (CFO):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Boris Rubizhevsky	2009	0	0	0	0	0	0	0	0

	2010	0	0	0	0	0	0	0	0

Outstanding Equity awards at Fiscal Year End

There are no outstanding equity awards as of the date hereof.

Director Compensation

Our directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Option Grants

We do not maintain any equity incentive or stock option plan.  Accordingly, we did not grant options to purchase any equity interests to any employees or officers, and no stock options are issued or outstanding to any officers.  We do, however, anticipate adopting a non-qualified stock option plan where we will be granting our officers options to purchase our common stock pursuant to the terms of their employment agreements. No such plan has been finalized or adopted.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the Board of Directors for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of our common stock immediately following execution of the Share Exchange Agreement by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

Title of Class	Name of Beneficial Owner of Shares	Position	Amount of shares held by Owner	Percent of Class (1)

Common	Boris Rubizhevsky	Chief Executive Officer, President, Director	5,000,000	16.5%

Common	Jerome Goubeaux (2)	Director	50,000	0.165%

Common	Ken Roberts (3)	Director	45,000	0.148%

Common	Bluefish Group, Inc. (4)		7,850,000	25.9%

Common	Perf Go-Green Holdings, Inc. (5)		5,700,000	18.8%

Common	Steve Stark		2,500,000	8.25%

Common	James Murray		2,820,000	9.3%

All Executive Officers, Directors as a Group				16.813%

(1)	The percentages listed in the percent of class column are based upon 30,310,090 issued and outstanding shares of Common Stock.

(2)	Former Chief Executive Officer prior to May 11, 2010 and current director until the Effective Date.

(3)	Former Chief Financial Officer and Secretary prior to May 11, 2010 and current director until the Effective Date.

(4)	Mr. Michael Caridi is the Chief Operating Officer of Perf Go-Green Holdings, Inc. and maintains sole discretion as to the voting and investment decisions of Perf Go-Green Holdings, Inc.

(5)	Mr. Jerry Wolff is the Chief Executive Officer of Bluefish Group, Inc. and maintains sole discretion as to the voting and investment decisions of Bluefish Group, Inc.

DESCRIPTION OF SECURITIES

The Company is authorized to issue 50,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share. As of the date hereof, 30,310,090 shares of common stock and no shares of preferred stock were issued and outstanding.

Common Stock

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at times and in amounts as our board of directors may determine. Each stockholder is entitled to one vote for each share of common stock held on all matters submitted to a vote of the stockholders. Cumulative voting is not provided for in our amended articles of incorporation, which means that the majority of the shares voted can elect all of the directors then standing for election. The common stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of common stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock. There are no sinking fund provisions applicable to the common stock. The outstanding shares of common stock are, and the shares of common stock to be issued upon exercise of the Warrants will be, fully paid and non-assessable.

Preferred Stock

The Company’s board of directors is empowered to designate and issue from time to time one or more classes or series of preferred stock and to fix and determine the relative rights, preferences, designations, qualifications, privileges, options, conversion rights, limitations and other special or relative rights of each such class or series so authorized. Such action could adversely affect the voting power and other rights of the holders of the Company’s capital shares or could have the effect of discouraging or making difficult any attempt by a person or group to obtain control of the Company.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, par value $0.001 per share, has a trading symbol (“CTCJ”) but has been thinly traded on the Over-The-Counter Bulletin Board (“OTCBB”).

The market price of our common stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market, and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our common stock, regardless of our actual or projected performance.

Holders

As of the date hereof, 30,310,090 shares of common stock are issued and outstanding.  There are approximately 40 shareholders of our common stock.

Transfer Agent and Registrar

The Transfer Agent for our common stock is Continental Stock Transfer, with an address at 17 Battery Place New York, NY 10004. Continental Stock Transfer’s telephone number is (212) 509-4000.

Penny Stock Regulations

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our common stock will be made at the discretion of our board of directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of common stock.  In addition, we currently have no plans to pay such dividends.  However, even if we wish to pay dividends, we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from and of EcoReady. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

Equity Compensation Plan Information

The Company does not have an equity compensation plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in−laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the beginning of our last fiscal year or in any presently proposed transaction which, in either case, has or will materially affect us, except those listed below.

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction in the period covered by this report or in any presently proposed transaction which, in either case, has or will

LEGAL PROCEEDINGS

Currently there are no legal proceedings pending or threatened against us. However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.  Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Exchange Agreement, on May 11, 2010, we issued 29,000,000 shares of Common Stock to the EcoReady Shareholders in exchange for 100% of the outstanding shares of EcoReady.  Such securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered.

We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Immediately after the Share Exchange, we entered into the Subscription Agreement with the Subscribers for the issuance and sale of (i) up to $1,600,000 of principal amount secured promissory notes of the Company, convertible into shares of the Common Stock at a per share conversion price as set forth in the Notes; and (ii) Class A and Class B Warrants to purchase shares of the Company’s Common Stock.

The issuance of the Notes, the Class A Warrants and the Class B Warrants were exempt from registration pursuant to Section 4(2) of Securities Act, and Regulation D promulgated under the Securities Act.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Exchange Agreement, on May 11, 2010, we issued 29,000,000 shares of common stock to the EcoReady Shareholders in exchange for 100% of the outstanding shares of EcoReady.  As such, immediately following the Closing of the Share Exchange, the EcoReady Shareholders hold approximately 95.7% of the total voting power of our common stock entitled to vote.

In connection with the Closing of the Share Exchange, and as explained more fully in the above Item 2.01 under the section titled “Management” and below in Item 5.02 of this Current Report on Form 8-K, Goubeaux and Roberts resigned from (i) their respective officer positions, and (ii) their positions on the board of directors upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act.  Rubizhevsky was appointed as the Company’s sole officer and director.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Directors

Subject to the effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, Goubeaux and Roberts resigned from their positions on the board of directors. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Resignation of Officers

On the Closing Date, Goubeaux and Roberts resigned from their respective offices of the Company.  Their resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Appointment of Directors and Officers

Rubizhevsky was appointed as our sole officer at Closing, and upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, Rubizhevsky will be appointed as our sole director.

The business background description of Rubizhevsky is as follows:

Boris Rubizhevsky, age 59, Chief Executive Officer, Director

Mr. Rubizhevsky has been the Company’s Director, President and Chief Executive Officer since its inception in November 2009.  In 2007, Mr. Rubizhevsky founded NexGen Security Corporation, a consulting firm specializing in homeland security, biological and environmental products and technologies.  In 1992, Mr. Rubizhevsky co-founded Isonics Corporation (NASDAQ: ISON), a diversified international company in life science, semi-conductor wafer services and homeland security products. Mr. Rubizhevsky was the Director and Vice Chairman of the Company from 1992 to 2007. Before founding Isonics, Mr. Rubizhevsky spent more than ten years with General Electric Company in a number of international sales and marketing managerial positions. Mr. Rubizhevsky holds a B.S. degree in engineering from the Stevens Institute of Technology.

Other Directorships

Mr. Rubizhevsky currently sits on the following companies’ board of directors:

(i) TheraBiogen Inc. (TRAB.OB) – a Company that develops and sell homeopathic nasal spray products.

(ii) Alliance Network Communications Holdings Inc. (ALHN.OB) – a Company that designs, manufactures and distributes a number of generic and custom application electrical surge protection devices.

Family Relationships

There are no family relationships between the officers or directors of the Company.

Employment Agreements of the Executive Officers

We do not currently have any employment agreement with Mr. Rubizhevsky.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 5.06 Change in Shell Company Status.

As explained more fully in Item 2.01 above, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the Closing of the Share Exchange.  As a result of the Share Exchange, EcoReady became our wholly owned subsidiary and became our main operational business.  Consequently, we believe that the Share Exchange has caused us to cease to be a shell company.  For information about the Share Exchange, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K which information is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of EcoReady as of December 31, 2009 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Unaudited Consolidated Financial Statements of EcoReady as of March 31, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

2.1
Share Exchange Agreement, dated May 11, 2010, by and among Centracan Incorporated, Jerome Goubeaux, as an agent for the majority shareholders of Centracan, EcoReady Corporation, and the shareholders of EcoReady

4.1	Form of Convertible Promissory Note, dated May 11, 2010, by and between Centracan Incorporated and the Subscribers
4.2	Form of Warrant
10.1	Form of Subscription Agreement, dated May 11, 2010, by and between Centracan Incorporated and the Subscribers
99.1	The Audited Consolidated Financial Statements of EcoReady as of December 31, 2009
99.2	The Unaudited Consolidated Financial Statements of EcoReady as of March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRACAN INCORPORATED

Dated: May 17, 2010	By:	/s/ Boris Rubizhevsky
	Name:	Boris Rubizhevsky
	Title:	Chief Executive Officer